Supplement dated September 14, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge, Pinnacleplus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes a new program offered in connection with the variable annuities issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

Static Asset Allocation Models

Beginning September 14, 2009, we may offer one or more asset allocation models in connection with your variable annuity at no extra charge.  Asset allocation is the process of investing in different asset classes — such as equity funds, fixed income funds, and alternative funds — depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees.

We have no discretionary authority or control over your choice of Variable Account Options or your other investment decisions.  We may make available educational information and materials, such as a risk tolerance questionnaire, that may help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice about whether an asset allocation model may be appropriate for you.

Our asset allocation models are “static.”  Although we may change or terminate asset allocation models we are offering to new contract purchasers, we will not change your allocations unless you advise us to do so.  You will not be notified if the models are terminated or changed.  You will not be provided with information regarding any terminations or changes to the asset allocation models.  If you elect to invest using an asset allocation model, and if you elect automatic rebalancing, we will continue to rebalance your percentage allocations among the Variable Account Options in your existing model.

You should consult your investment professional periodically to consider whether any model you have selected is still appropriate for you.

You may choose to invest in an asset allocation model or change your investment options and asset allocation at any time.  All transfers and reallocations are subject to any applicable transfer charge and transfer restrictions.  See your prospectus, Part 4, section titled “Transfer Charge,” and Part 5, sections titled “Transfers,” “Excessive Trading” and “Specific Notice Regarding the Use of this Annuity for Market Timing or Frequent Trading.”

Asset allocation does not insure a profit, guarantee that your Account Value will increase or protect against a decline if market prices fall.  An asset allocation model may not perform as intended.  Any asset allocation models offered are based on then available Variable Account Options.  We may discontinue the program or add, eliminate or change the models at any time.